J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Core Plus Bond ETF

JPMorgan Flexible Debt ETF

JPMorgan International Bond Opportunities ETF

JPMorgan Limited Duration Bond ETF

JPMorgan Mortgage-Backed Securities ETF

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

( the “Funds”)

Supplement dated February 6, 2026 to the current Summary Prospectuses,

Prospectuses and Statements of Additional Information, as supplemented

As previously announced in a supplement on April 1, 2025, Lisa Coleman announced her retirement from J.P. Morgan Investment Management Inc. (“JPMIM”), effective March 2026 and Michael Sais announced his retirement from JPMIM, effective April 2026. Effective close of business, March 1, 2026, Ms. Coleman will no longer serve as a portfolio manager to the JPMorgan Core Plus Bond ETF, JPMorgan Flexible Debt ETF and JPMorgan International Bond Opportunities ETF. Effective close of business, April 1, 2026, Mr. Sais will no longer serve as a portfolio manager to the JPMorgan Limited Duration Bond ETF and JPMorgan Mortgage-Backed Securities ETF. Therefore, as of those effective dates, all references to Ms. Coleman and Mr. Sais will be deleted from the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-INCETF-PM-226